                                                                  EXHIBIT 10.26

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES
LAWS AND THEY MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES
AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Common Shares:

                                     WARRANT

                          TO PURCHASE COMMON SHARES OF

                              NALCO HOLDING COMPANY

     THIS IS TO CERTIFY THAT Nalco LLC, or any successor (the "Holder"), is entitled, to purchase from Nalco Holding Company, a Delaware corporation (the
"Company"), up to            shares of Common Stock (as hereinafter defined and
subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $0.01 per share (subject to adjustment as set forth herein) at the times and in the amounts set forth on the Exercise
Schedule, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

                                   ARTICLE 1.

                                  Defined Terms
                                  -------------

     SECTION 1.1 Definitions. Capitalized terms used and not defined herein and in the Exercise Schedule shall have the meanings assigned to them in the
Management Members Agreement. As used herein, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

     "Board" means the Board of Directors of the Company.

     "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New
York.

     "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Market Value per share of Common Stock on the date of exercise over the Exercise Price

                                                                               2

per share as of the date of exercise and the denominator of which is the Market
Value per share of the Common Stock on the date of exercise.

     "Common Stock" means the common shares, par value $0.01 per share, of the
Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

     "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exercise Price" means, at any date herein, the price at which a share of
Common Stock may be purchased pursuant to this Warrant. On the date of the original issuance of this Warrant, the Exercise Price is $0.01 per share of
Common Stock.

     "Exercise Schedule" means the schedule set forth on Annex A hereto, as may amended from time to time.

     "Group" shall have the meaning assigned to it in Section 13(d)(3) of the
Exchange Act.

     "Independent Investment Banking Firm" means an investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Person engaging such firm, qualified to perform the task for which it has been engaged.

     "Management Members Agreement" means the management members agreement, dated as of June 11, 2004, as it may be amended from time to time, among Nalco
LLC and the holders of Nalco LLC's Class B Units, Class C Units and Class D
Units.

     "Market Value" means, as of any determination date, with respect to capital stock or other equity securities, the last reported sales price on the date of determination or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (i) on the principal national securities exchange on which the shares of such capital stock or other equity interest are listed or to which such shares are admitted for trading, (ii) if such capital stock or other equity interest is not listed or admitted for trading on a national securities exchange, in the over-the-counter market as reported by the National Association of Securities
Dealers, Inc. National Market System ("NASDAQ") or any comparable system or
(iii) if such capital stock or other equity interest is not listed on NASDAQ or a comparable system, as furnished by two members of the National Association of
Securities Dealers, Inc. ("NASD") selected from time to time in good faith by the Board for that purpose. In the absence of all of the foregoing, or if for any other reason the Market Value per share

                                                                               3

cannot be determined pursuant to the foregoing provisions or if the consideration to be received by the holders of Common Stock consists of evidences of indebtedness, other property, warrants, options or subscription of purchase rights, the Market Value shall be the fair market value thereof as determined by an Independent Investment Banking Firm selected by the Company and reasonably acceptable to the Holder. Subject to Section 3.10, the Company shall bear the fees and expenses of any Independent Investment Banking Firm involved in the determination of Market Value. For purposes of Section 3.5, in the event of any issuance of shares to a third-party in a bona fide transaction in which the price is negotiated on an arms' length basis, Market Value will be such price.

     "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Tranche" means each of the sequentially numbered Tranches from 1 through
15 and 1A through 5A set forth on the Exercise Schedule.

     "Warrant Shares" means the shares of Common Stock of the Company received, or issued, as the case may be, upon exercise of this Warrant.

     "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                                   ARTICLE 2.

                                 Exercise Terms

     SECTION 2.1 Exercise Periods. From and after the date of this Warrant, the
Holder may exercise this Warrant, subject to any required regulatory approval
(other than in connection with any such exercise and contemporaneous sale by the
Holder of the applicable shares of Common Stock issued upon exercise of the
Warrant), if any, subject to the conditions and for the number of shares of
Common Stock set forth on the Exercise Schedule; provided, that, once this
Warrant shall become exercisable for a particular Tranche, the Holder may exercise this Warrant at any time thereafter for all or part of the shares of
Common Stock in such Tranche.

     SECTION 2.2 Expiration. This Warrant shall terminate and become void as of the time and date this Warrant is exercised in full.

                                                                               4

     SECTION 2.3 Manner of Exercise. (a) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Article 6: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased and shall be substantially in the form of the subscription form appearing at the end of this Warrant as
Exhibit A, (ii) payment of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised and (iii) this Warrant.
Payment of the Exercise Price may be made, at the option of the Holder (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose, (ii) if and to the extent permitted by law, by reduction in the number of shares of Common Stock purchaseable upon the exercise of the Warrant as set forth in subsection (b) below or (iii) by any combination of the methods specified in clauses (i) or (ii) above. The rights represented by this Warrant shall be exercisable at the election of the Holder hereof in the amounts and at the times set forth on the Exercise Schedule (it being understood that once
Shares of Common Stock in a particular Tranche become purchasable, the Holder may exercise this Warrant at any time thereafter for all or part of the shares of Common Stock in such Tranche) and, in the event that this Warrant is exercised in respect of less than all the shares of Common Stock deliverable on such exercise at any time prior to the time and date this Warrant is exercised in full, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder an amended
Exercise Schedule setting forth the remaining number of shares of Common Stock in each Tranche which are purchasable following such exercise. Other than amendments to the Exercise Schedule, this Warrant shall remain unchanged.

     (b) In lieu of payment of the Exercise Price in cash, at the option of the
Holder, as indicated on the subscription form appearing at the end of this
Warrant as Exhibit A, the Holder may demand that the Company reduce the number of Warrant Shares to be delivered to such Holder upon exercise of this Warrant so that the Holder receives a number of shares of Common Stock equal to the product of (i) the number of Warrant Shares for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price as of the date of exercise were being made in cash and (ii) the Cashless Exercise Ratio.
An exercise of a Warrant in accordance with this clause (b) is herein called a
"Cashless Exercise". The Holder may use the Cashless Exercise option whether or not this Warrant is being exercised in full or in part and whether or not the
Holder elects to pay any portion of the aggregate Exercise Price in cash.

     SECTION 2.4 Issuance of Warrant Shares. Subject to Section 2.5, upon the surrender of this Warrant and payment of the per share Exercise Price (including a payment in accordance with Section 2.3(b)), as set forth in Section 2.3, the
Company shall, as promptly as practicable, and in any event within two (2)
Business Days thereafter, issue or cause there to be issued and deliver or cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate in the notice provided pursuant to Section
2.3, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 2.5 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named

                                                                               5

therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the delivery of the notice provided pursuant to Section 2.3, the surrender of this Warrant and, subject to Section 2.3(b), payment of the per share Exercise Price.

     SECTION 2.5 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 2.5, be issuable on the exercise of this Warrant (or specified portion thereof), the
Company shall pay an amount in cash equal to the Market Value for one Warrant
Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent. For purposes of determining the Market Value, if in accordance with such term, an
Independent Investment Banking Firm would be required to be hired to determine the Market Value and but for this Section 2.5, an Independent Investment Banking
Firm is not otherwise required to be retained to determine Market Value at such time, then Market Value shall be determined in good faith by the Board.

     SECTION 2.6 Reservation of Warrant Shares. (a) The Company shall at all times on and following the Closing Date keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise in full of all outstanding Warrants. The registrar for the
Common Stock shall at all times on and following the Closing Date and until the time at which all Warrants have been exercised or canceled, reserve such number of authorized shares of Common Stock as shall be required for such purpose. All
Warrant Shares which may be issued upon exercise of this Warrant shall be duly and validly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

     (b) Before taking any action which would cause an adjustment pursuant to
Article 3 to reduce the Exercise Price below the then par value (if any) of the
Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the
Exercise Price as so adjusted or to the extent necessary, the Exercise Price shall be equal to the par value per share of Common Stock.

     SECTION 2.7 Compliance with Law. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants would require, under any federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, at its expense.

     SECTION 2.8 Payment of Taxes. The Company shall pay all expenses in connection with, and all documentary, stamp or similar issue or transfer taxes, if any, and all other taxes and other governmental charges that may be imposed with respect to, the issue or delivery of this Warrant, and all shares of Common
Stock issuable upon the exercise of this Warrant (including any issuance of the
Warrant Shares by the Company to the Management Members (as defined in the
Management Members Agreement), and shall indemnify and hold the Holder, its
Affiliates, the Management Members and the Company's directors harmless from

                                                                               6

any taxes, interest and penalties which may become payable by the Holder, its
Affiliates, the Management Members or any such directors as a result of the failure or delay by the Company to pay such taxes.

                                   ARTICLE 3.

                              Adjustment Provisions
                              ---------------------

     SECTION 3.1 Changes in Common Stock. In the event that at any time or from time to time after the date hereof, the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock (other than any such dividend to the Holder in connection with the Company's initial public offering), (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common
Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock (in each case, other than a transaction to which Section 3.4 is applicable), then the number of shares of Common Stock purchasable upon exercise of this Warrant immediately after the happening of such event shall be adjusted
(proportionately among the Tranches in accordance with the number of purchasable shares of Common Stock in each of the Tranches at such time) so that, after giving effect to such adjustment, the Holder of this Warrant shall be entitled to receive the number of shares of Common Stock upon exercise (expressed as a percentage of the shares of Common Stock outstanding after such event(s) and assuming there were no conditions to exercise) that such Holder would have owned or have been entitled to receive had this Warrant been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor) (expressed as a percentage of the shares of Common Stock outstanding prior to such event(s) and assuming there were no conditions to exercise), and the Exercise Price shall be adjusted in inverse proportion. An adjustment made pursuant to this Section 3.1 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     SECTION 3.2 Cash Dividends and Other Distributions. In case at any time or from time to time after the date hereof, the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash (other than (x) the regular quarterly cash dividend of the Company and, (y) any such dividend to the Holder in connection with the Company's initial public offering), evidences of its indebtedness, shares of its capital stock or any other properties or securities, or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case set forth in (i) and (ii), (x) any dividend or distribution described in Section 3.1 or (y) any rights, options, warrants or securities described in Section 3.3), then (1) the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be increased (proportionately among the Tranches in accordance with the number of purchasable shares of Common Stock remaining in each of the Tranches at such time) to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to the record date for any such dividend or distribution
(assuming there were no conditions to exercise) by a fraction, (A) the numerator of

                                                                               7

which shall be the Market Value per share of Common Stock on the record date for such distribution, and (B) the denominator of which shall be such Market Value per share of Common Stock less the sum of (x) any cash distributed per share of
Common Stock and (y) the fair value (the "Fair Value") (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution, a certified copy of which will be sent to Holders) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, options, warrants or subscription or purchase rights and (2) the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 3.2 if at the time of such distribution the
Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are then exercisable. No adjustment shall be made pursuant to this Section 3.2 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

     SECTION 3.3 Rights Issue. In the event that at any time or from time to time after the date hereof, the Company shall issue, sell, distribute or otherwise grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any securities convertible or exchangeable into, Common Stock to all holders of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock or stock or securities convertible into Common Stock, whether or not immediately exercisable, convertible or exchangeable, as the case may be, and the subscription or purchase price per share of Common Stock or the price per share of Common Stock issuable upon exercise, conversion or exchange thereof is lower at the record date for such issuance than the then Market Value per share of Common Stock, the number of shares of Common Stock thereafter purchasable upon the exercise of this Warrant (allocated proportionately among the Tranches in accordance with the number of available shares of Common Stock in each of the Tranches at such time) shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant prior to the record date (assuming there were no conditions to exercise) by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities are convertible or exchangeable, and (B) the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which could be purchased at the Market
Value with the aggregate consideration received through the issuance of such rights, warrants, options, or convertible securities; provided, however, that to the extent any such issuance, sale, distribution or other grant is made to the holders of the Warrants, such holders shall not be entitled to the benefit of the adjustment provided for in this Section 3.3. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the above fraction. Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively

                                                                               8

immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities.

     If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be rights, options or warrants for or securities convertible or exchangeable into, Common Stock subject to this
Section 3.3, the consideration allocated to each such security shall be determined in good faith by a Board resolution, a certified copy of which shall be delivered to the Holder.

     SECTION 3.4 Reorganization, Reclassification, Merger, Consolidation or
Disposition of Assets. (a) In case the Company shall reorganize its capital or reclassify its capital stock (in each case, other than pursuant to a transaction to which Section 3.1 is applicable), consolidate or merge with or into another
Person (where the Company is not the surviving entity or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring Person, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then, the Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring Person or of the
Company, if it is the surviving entity, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (assuming there were no conditions to exercise).

     (b) In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable, which shall be as nearly equivalent as practicable to the adjustments provided for in this
Article 3.

For purposes of this Section 3.4 "common stock of the successor or acquiring
Person" shall include stock of such Person of any class which is not preferred as to dividends or assets over any other class of stock of such Person and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

                                                                               9

     SECTION 3.5 Issuance of Additional Shares of Common Stock. If at any time the Company shall issue or sell any additional shares of Common Stock for gross consideration in an amount per additional share of Common Stock less than the
Market Value (other than (x) shares issued in respect of stock options granted pursuant to a plan approved by the shareholders of the Company, (y) Warrant
Shares issued pursuant to exercise of this Warrant or (z) shares in respect of which the adjustment provisions of this Agreement have been applied), then (i)
the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted (proportionately among the Tranches in accordance with the number of purchasable shares of Common Stock remaining in each of the Tranches at such time) to equal the product obtained by multiplying the number of shares of
Common Stock for which this Warrant is exercisable immediately prior to such issue or sale (assuming there were no conditions to exercise) by a fraction, (A)
the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the number of shares of Common Stock which could be purchased at such Market Value with the aggregate consideration received from the issuance or sale of the additional shares of Common Stock, and
(ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to such issue or sale multiplied by the number of shares of
Common Stock for which this Warrant is exercisable immediately prior to such issue or sale (assuming there were no conditions to exercise) divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment (assuming there were no conditions to exercise). For the purposes of this Section 3.5, the date as of which the Market Value per share of Common
Stock shall be computed shall be the earlier of (i) the date immediately prior to the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock or (ii) the date immediately prior to the date of actual issuance of such additional shares of Common Stock.
In the event the Company enters into a contract to acquire another Person in which transaction Common Stock is to be issued in exchange for such Person's securities based upon a floating exchange ratio, then the Common Stock to be so issued shall be deemed to have been issued on the date immediately before the date such contract is entered into and the consideration to be received therefor shall be deemed to be the value for such Common Stock derived from such ratio on such date.

     SECTION 3.6 Other Events. If any event occurs as to which the foregoing provisions of this Article 3 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

     SECTION 3.7 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article 3, if any thereof shall not have been exercised, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be readjusted as if (i) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued

                                                                              10

upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the
Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise
Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section
3.1 or, if applicable, Section 3.6) have the effect of decreasing the number of shares of Common Stock purchasable upon the exercise of this Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustments to the number of shares of Common Stock purchasable and the Exercise
Price initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

     SECTION 3.8 Minimum Adjustment. The adjustments required by the preceding
Sections of this Article 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the
Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 3.1) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the
Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to the making of such adjustment (assuming there were no conditions to exercise). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 3 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this
Article 3, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

     SECTION 3.9 Other Provisions Regarding Adjustments. In the event that at any time, as a result of an adjustment made pursuant to Section 3.1 hereof, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares of capital stock so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common
Stock contained in Article 3 and the provisions contained elsewhere herein with respect to Common Stock shall apply on like terms to any such other shares.

     SECTION 3.10 Challenge to Good Faith Determination. Whenever the Board
shall be required to make a determination in good faith of the Fair Value of any item under this Article 3 or any determination is provided for in the last paragraph of Section 3.3, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an Independent Investment
Banking Firm selected by the Company and reasonably acceptable to the Holder.
The expenses of any challenge made by the Holder hereunder shall be borne by the
Company only if challenge is successful, otherwise such expenses shall be borne by the Holder.

                                                                              11

     SECTION 3.11 Notice of Adjustment. Whenever the Exercise Price or the
number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Holder a certificate of a firm of independent accountants (who may be the regular accountants employed by the Company) or the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the Fair Value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the Exercise Price and the number of shares of Common Stock or other securities or property purchasable upon exercise of this Warrant (specified for each Tranche) after giving effect to such adjustment.

     SECTION 3.12 Notice of Certain Transactions. In the event that the Company shall resolve or agree (i) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (ii) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of
Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its
Common Stock, capital reorganization, merger, consolidation or disposition of all or substantially all of its assets, or (iv) to take any other action requiring any adjustment of the number of Warrant Shares subject to this Warrant or the Exercise Price, the Company shall within two (2) business days send to the Holder, a notice of such proposed action or offer, such notice to be mailed to the Holder, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other securities or property, if any, purchasable upon exercise of this
Warrant (specified for each Tranche) and the Exercise Price after giving effect to any adjustment which will be required as a result of such action.

                                   ARTICLE 4.

                       Transfer, Division and Combination
                       ----------------------------------

     SECTION 4.1 Successors. If a successor to the Holder wishes to have this
Warrant registered in its name, it shall surrender this Warrant at the principal office of the Company or the office or agency designated by the Company pursuant to Article 6, and the Company shall execute and deliver a new Warrant in the name of the successor and this Warrant shall promptly be cancelled.

     SECTION 4.2 Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) any new Warrant under this Article 4.

     SECTION 4.3 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the
Warrant.

                                                                              12

     SECTION 4.4 Restriction on Transfer. (a) None of the Warrant Shares may be
transferred, assigned, hypothecated or otherwise disposed of (each, a
"transfer") by the Holder, except (i) a transfer of Warrant Shares to a
Management Member, including pursuant to the Management Members Agreement, or in connection with a sale of such Warrant Shares by the Holder on behalf of such
Management Member (ii) a transfer of Warrant Shares to the Escrow Account pursuant to Section 4.5. The Warrant may not be transferred except to a successor of the Holder.

     (b) (i) Except as otherwise provided in this Section 4.5, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS
     AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS OR THE RULES
     AND REGULATIONS THEREUNDER."

     (ii) Except as otherwise provided in this Section 4.5, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF
     HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
     STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT
     OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS
     WARRANT."

     (c) Notwithstanding the provisions of Section 4.5(b), the Company shall deliver Warrants or certificates for Warrant Shares without the legend set forth in any such clause if the securities referred to in such clause shall have been registered under the Securities Act or if such legend is otherwise not required under the Securities Act, and if such legend has been set forth on any previously delivered certificates, such legend shall be removed from any certificates at the request of the Holder if the securities referred to in such clause have been registered under the Securities Act, or if such legend is not otherwise required under the Securities Act.

     SECTION 4.5. Transfers of Warrant Shares to Escrow Account. In the event the number of Warrant Shares held by the Holder at any time exceeds the maximum number of Warrant Shares that would be needed to repurchase all of the then-vested Class B Units, Class C Units and Class D Units were such Units required to be repurchased by the Holder at such time pursuant to the Management
Members Agreement (such maximum share amount, the "Maximum Management Share
Amount" and any Warrant Shares in excess of the Maximum Management Share Amount, the "Excess Shares"), (i) the Company and the Holder shall promptly enter into an escrow agreement with an escrow agent to be mutually agreed by the parties pursuant to which the Holder shall agree to promptly deposit the Excess Shares, together

                                                                              13

with any future Excess Shares, into an account (the "Escrow Account") to be used by the Company solely for the purpose of delivering shares of Common Stock pursuant to the Company's incentive compensation plans and (ii) upon execution of the Escrow Agreement, the Holder shall deliver the Excess Shares to the
Escrow Account. Following consummation of the transactions described in clauses
(i) and (ii) of the preceding sentence, should the Holder ever have additional
Excess Shares, the Holder shall promptly deposit such shares in the Escrow
Account pursuant to the Escrow Agreement. The Company shall pay any fees and expenses related to the Escrow Account, including the fees and expenses of the escrow agent. Upon deposit of any Excess Shares into the Escrow Account, (i) the
Company shall be the sole beneficial owner of such Excess Shares and, subject to the limitation that the Company may only use such shares for the purpose of delivering shares of Common Stock pursuant to the Company's incentive compensation plans, shall have all rights with respect to such shares and (ii)
the Holder shall have no further rights with respect to such deposited Excess
Shares. The Holder hereby agrees that it shall not exercise any voting rights it may have with respect to any Excess Shares that have not been deposited into any such Escrow Account.

                                   ARTICLE 5.

                               Loss or Mutilation
                               ------------------

     Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity in the case of the initial Holder of this Warrant) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder (without expense to the Holder); provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE 6.

                         Office or Agency of the Company
                         -------------------------------

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

                                   ARTICLE 7.

                             Limitation of Liability
                             -----------------------

     No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the

                                                                              14

Holder hereof, shall give rise to any liability of such Holder for the Exercise
Price or purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the
Company.

                                   ARTICLE 8.

                                  Miscellaneous
                                  -------------

     SECTION 8.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder hereof shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this
Warrant, the Company shall pay to the Holder hereof such amounts as shall be sufficient to cover any reasonable costs and expenses, including reasonable attorneys' fees, including those of appellate proceedings, incurred by such
Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     SECTION 8.2 Financial Information. The Company will file on or before the required date (including any permitted extensions) all required regular or periodic reports (pursuant to the Exchange Act) with the SEC.

     SECTION 8.3 Entire Agreement; No Third-Party Beneficiaries. This Warrant
and the agreements referred to herein together with the Stockholders Agreement between the Company and Nalco LLC, dated as of ___, 2004 (the "Stockholders
Agreement"), the registration rights agreement dated as of ___, 2004 among the
Company, Nalco LLC and the members of Nalco LLC and, when executed, the Escrow
Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the Holder and the Company with respect to the subject matter of this Warrant. This Warrant is not intended to confer upon any Person other than the Holder and the Company any rights or remedies.

     SECTION 8.4 Amendment. This Warrant and all other Warrants may be amended with the written consent of the Company and the Holder.

     SECTION 8.5 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail to the addresses set forth in the Stockholders Agreement with respect to the Company and the Holder.

     The Company and any Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

     SECTION 8.6 Remedies. The Company and the Holder hereof each stipulates that the remedies at law of each party hereto in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be

                                                                              15

specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     SECTION 8.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO
CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS
OF ANOTHER JURISDICTION.

     SECTION 8.8 Successors. Subject to Section 4.5 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder hereof, and shall be enforceable by any such successors.

     SECTION 8.9 Headings. The headings of the Articles and Sections of this
Warrant have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     SECTION 8.10 Severability. The provisions of this Warrant are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this
Warrant in any jurisdiction.

     SECTION 8.11 Government Approval Necessary. In order to comply with the provisions of Section 3.4(a), the Company shall use commercially reasonably efforts to obtain any authorization, consent or approval of any governmental or regulatory authority necessary in order for the provisions of Section 3.4(a) to be effected.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                                                     NALCO HOLDING COMPANY

                                                     By: ----------------------
                                                         Name:
                                                         Title:

Attest:

-----------------------------------
Name:
Title:

                                                                              16

                                     Annex A

________ shares of Common Stock shall become purchasable as of December 31, 2004
("Tranche 1")

________ Shares of Common Stock shall become purchasable as of December 31, 2005
("Tranche 2")

________ Shares of Common Stock shall become purchasable as of December 31, 2006
("Tranche 3")

________ Shares of Common Stock shall become purchasable as of December 31, 2007
("Tranche 4")

________ Shares of Common Stock shall become purchasable as of December 31, 2008
("Tranche 5")

________ Shares of Common Stock shall become purchasable as of October 6, 2004
("Tranche 1A")

________ Shares of Common Stock shall become purchasable as of October 6, 2005
("Tranche 2A")

________ Shares of Common Stock shall become purchasable as of October 6, 2006
("Tranche 3A")

________ Shares of Common Stock shall become purchasable as of October 6, 2007
("Tranche 4A")

________ Shares of Common Stock shall become purchasable as of October 6, 2008
("Tranche 5A")

________ Shares of Common Stock shall become purchasable as of December 31,
2004 if the Company's EBITDA for 2004 meets or exceeds the Target EBITDA applicable to Class C Units ("Tranche 6")

________ Shares of Common Stock shall become purchasable as of December 31,
2005 if the Company's EBITDA for 2005 meets or exceeds the Target EBITDA applicable to Class C Units ("Tranche 7") and, if such target is met or exceeded and the Shares of Common Stock in Tranche 6 have not yet become purchasable, such Tranche 6 Shares of Common Stock shall also become purchasable

________ Shares of Common Stock shall become purchasable as of December 31,
2006 if the Company's EBITDA for 2006 meets or exceeds the Target EBITDA applicable to Class C Units ("Tranche 8") and, if such target is met or exceeded and the Shares of Common Stock in Tranche

                                                                              17

7 have not yet become purchasable, such Tranche 7 Shares of Common Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 6, Tranche 7 or Tranche 8 have not yet become purchasable as of December 31, 2006 and the aggregate of the
Company's EBITDA for 2004, 2005 and 2006 is equal to or greater than the aggregate of the Target EBITDA applicable to Class C Units for 2004, 2005 and
2006, then the Shares of Common Stock in Tranches 6, 7 and 8 shall become purchasable as of December 31, 2006

________ Shares of Common Stock shall become purchasable as of December 31, 2007 if the Company's EBITDA for 2007 meets or exceeds the Target EBITDA applicable to Class C Units ("Tranche 9") and, if such target is met or exceeded and the
Shares of Common Stock in Tranche 8 have not yet become purchasable, such
Tranche 8 Shares of Common Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 6, Tranche 7, Tranche 8 or
Tranche 9 have not yet become purchasable as of December 31, 2007 and the aggregate of the Company's EBITDA for 2004, 2005, 2006 and 2007 is equal to or greater than the aggregate of the Target EBITDA applicable to Class C Units for
2004, 2005, 2006 and 2007 then the Shares of Common Stock in Tranches 6, 7, 8 and 9 shall become purchasable as of December 31, 2007

________ Shares of Common Stock shall become purchasable as of December 31, 2008 if the Company's EBITDA for 2008 meets or exceeds the Target EBITDA applicable to Class C Units ("Tranche 10") and, if such target is met or exceeded and the
Shares of Common Stock in Tranche 9 have not yet become purchasable, such
Tranche 9 Shares of Common Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 6, Tranche 7, Tranche 8, Tranche
9 or Tranche 10 have not yet become purchasable as of December 31, 2008 and the aggregate of the Company's EBITDA for 2004, 2005, 2006, 2007 and 2008 is equal to or greater than the aggregate of the Target EBITDA applicable to Class C
Units for 2004, 2005, 2006, 2007 and 2008 then the Shares of Common Stock in
Tranches 6, 7, 8, 9 and 10 shall become purchasable as of December 31, 2008

________ Shares of Common Stock shall become purchasable as of December 31, 2004 if the Company's EBITDA for 2004 meets or exceeds the Target EBITDA applicable to Class D Units ("Tranche 11")

________ Shares of Common Stock shall become purchasable as of December 31, 2005 if the Company's EBITDA for 2005 meets or exceeds the Target EBITDA applicable to Class D Units ("Tranche 12") and, if such target is met or exceeded and the
Shares of Common Stock in Tranche 11 have not yet become purchasable, such
Tranche 11 Shares of Common Stock shall also become purchasable

________ Shares of Common Stock shall become purchasable as of December 31,
2006 if the Company's EBITDA for 2006 meets or exceeds the Target EBITDA applicable to Class D Units ("Tranche 13") and, if such target is met or exceeded and the Shares of Common Stock in

                                                                              18

Tranche 12 have not yet become purchasable, such Tranche 12 Shares of Common
Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 11, Tranche 12 or Tranche 13
have not yet become purchasable as of December 31, 2006 and the aggregate of the
Company's EBITDA for 2004, 2005 and 2006 is equal to or greater than the aggregate of the Target EBITDA applicable to Class D Units for 2004, 2005 and
2006, then the Shares of Common Stock in Tranches 11, 12 and 13 shall become purchasable as of December 31, 2006

________ Shares of Common Stock shall become purchasable as of December 31, 2007 if the Company's EBITDA for 2007 meets or exceeds the Target EBITDA applicable to Class D Units ("Tranche 14") and, if such target is met or exceeded and the
Shares of Common Stock in Tranche 13 have not yet become purchasable, such
Tranche 13 Shares of Common Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 11, Tranche 12, Tranche 13 or
Tranche 14 have not yet become purchasable as of December 31, 2007 and the aggregate of the Company's EBITDA for 2004, 2005, 2006 and 2007 is equal to or greater than the aggregate of the Target EBITDA applicable to Class D Units for
2004, 2005, 2006 and 2007 then the Shares of Common Stock in Tranches 11, 12, 13 and 14 shall become purchasable as of December 31, 2007

________ Shares of Common Stock shall become purchasable as of December 31, 2008 if the Company's EBITDA for 2008 meets or exceeds the Target EBITDA applicable to Class D Units ("Tranche 15") and, if such target is met or exceeded and the
Shares of Common Stock in Tranche 14 have not yet become purchasable, such
Tranche 14 Shares of Common Stock shall also become purchasable

If the Shares of Common Stock in any of Tranche 11, Tranche 12, Tranche 13,
Tranche 14 or Tranche 15 have not yet become purchasable as of December 31, 2008 and the aggregate of the Company's EBITDA for 2004, 2005, 2006, 2007 and 2008 is
equal to or greater than the aggregate of the Target EBITDA applicable to Class
D Units for 2004, 2005, 2006, 2007 and 2008 then the Shares of Common Stock in
Tranches 11, 12, 13, 14 and 15 shall become purchasable as of December 31, 2008

Upon a Change of Control: (1) all of the Shares of Common Stock in Tranches 1-5
that have not yet become purchasable shall immediately become purchasable, (2)
________ Shares of Common Stock in Tranches 6-10 that have not yet become purchasable shall become purchasable if the Company's EBITDA for the year preceding the Change of Control meets or exceeds the Target EBITDA applicable to
Class C Units, (3) ________ Shares of Common Stock in Tranches 11-15 that have not yet become purchasable shall become purchasable if the Company's EBITDA for the year preceding the Change of Control meets or exceeds the Target EBITDA applicable to Class D Units.

Upon a Change of Control: (1) all of the Shares of Common Stock in Tranches
1A-5A that have not yet become purchasable shall immediately become purchasable,
(2) ________ Shares of Common Stock in Tranches 6-10 and that have not yet become purchasable shall become purchasable if, (i) with respect to a Change of
Control that occurs on or prior to December 31,

                                                                              19

2004, the EBITDA for the period beginning on January 1, 2004 and ending on the consummation of the Change of Control multiplied by a fraction, the numerator of which is 365 and the denominator of which is the number of the days in the 2004 calendar year that have elapsed through the consummation of the Change of
Control equals or exceeds the Target EBITDA applicable to Class C Units for calendar year 2004 and (ii) with respect to a Change of Control that occurs following December 31, 2004, the EBITDA for the four most recent fiscal quarters prior to the Change of Control equals or exceeds the Target EBITDA applicable to
Class C Units for such period and (3) ________ Shares of Common Stock in
Tranches 11-15 and that have not yet become purchasable shall become purchasable if, (i) with respect to a Change of Control that occurs on or prior to December
31, 2004, the EBITDA for the period beginning on January 1, 2004 and ending on the consummation of the Change of Control multiplied by a fraction, the numerator of which is 365 and the denominator of which is the number of the days in the 2004 calendar year that have elapsed through the consummation of the
Change of Control equals or exceeds the Target EBITDA applicable to Class D
Units for calendar year 2004 and (ii) with respect to a Change of Control that occurs following December 31, 2004, the EBITDA for the four most recent fiscal quarters prior to the Change of Control equals or exceeds the Target EBITDA applicable to Class D Units for such period.

Upon a Sponsor Sell Down: (1) all of the Shares of Common Stock in Tranches 6-10
that have not yet become purchasable shall become purchasable if the Company's
EBITDA for the year preceding the Change of Control meets or exceeds the Target
EBITDA applicable to Class C Units, and (2) all of the Shares of Common Stock in
Tranches 11-15 that have not yet become purchasable shall become purchasable if the Company's EBITDA for the year preceding the Change of Control meets or exceeds the Target EBITDA applicable to Class D Units.

Upon a Sponsor Sell Down: (1) _________ Shares of Common Stock in Tranches 6-10
that have not yet become purchasable shall become purchasable if (i) with respect to a Sponsor Sell-Down that occurs on or prior to December 31, 2004, the
EBITDA for the period beginning on January 1, 2004 and ending on the consummation of the Sponsor Sell-Down multiplied by a fraction, the numerator of which is 365 and the denominator of which is the number of the days in the 2004 calendar year that have elapsed through the consummation of the Sponsor
Sell-Down equals or exceeds the Target EBITDA applicable to Class C Units for calendar year 2004 and (ii) with respect to a Sponsor Sell-Down that occurs following December 31, 2004, the EBITDA for the four most recent fiscal quarters prior to the Sponsor Sell-Down equals or exceeds the Target EBITDA applicable to
Class C Units applicable to such period and (2) __________ Shares of Common
Stock in Tranches 11-15 that have not yet become purchasable shall become purchasable if (i) with respect to a Sponsor Sell-Down that occurs on or prior to December 31, 2004, the EBITDA for the period beginning on January 1, 2004 and ending on the consummation of the Sponsor Sell-Down multiplied by a fraction, the numerator of which is 365 and the denominator of which is the number of the days in the 2004 calendar year that have elapsed through the consummation of the
Sponsor Sell-Down equals or exceeds the Target EBITDA applicable to Class D
Units for calendar year 2004 and (ii) with respect to a Sponsor Sell-Down that occurs following December 31, 2004, the EBITDA for the four most recent fiscal quarters prior to the Sponsor Sell-Down equals or exceeds the Target EBITDA applicable to Class D Units applicable to such period.

                                                                              20

Upon a termination of Dr. William H. Joyce's employment by the Company without
"Cause", as defined in his employment agreement dated August 3, 2004, or due to his death or disability prior to December 31, 2008, (1) all Shares of Common
Stock in Tranches 1A-5A that have not yet become purchasable shall become purchasable, (2) _________ Shares of Common Stock in Tranches 6-10 that have not yet become purchasable shall become purchasable and (3) _________ Shares of
Common Stock in Tranches 11-15 that have not yet become purchasable shall become purchasable.

Any Shares of Common Stock in Tranches 6-10 that have not become purchasable as of October 6, 2011 shall immediately become purchasable as of such date.

Any Shares of Common Stock in Tranches 11-15 that have not become purchasable as of October 6, 2013 shall immediately become purchasable as of such date or any date thereafter if the Market Value of a Share of Common Stock (as adjusted for any stock split, dividend, consolidation, reclassification or otherwise) as of such date equals or exceeds $[____] [INSERT PER SHARE COMMON STOCK PRICE THAT
WOULD REPRESENT ACHIEVEMENT OF 30% IRR HURDLE AS OF OCTOBER 6, 2013].

                                                                              21

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

     The undersigned registered owner of this Warrant irrevocably exercises this
Warrant for the purchase of ______________ Common Shares of Nalco Holding
Company, and [herewith makes payment therefor] [requests that the Company withhold the number of shares from the Common Shares receivable by the undersigned in accordance with the Cashless Exercise option specified in Section
2.3 of this Warrant](1), all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________________
whose address is ___________________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.

-------------------------------
  (Name of Registered Owner)

-------------------------------
(Signature of Registered Owner)

-------------------------------
       (Street Address)

-------------------------------
(City)    (State)    (Zip Code)

NOTICE:   The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

------------------------
1. To be inserted if Cashless Exercise is requested.